SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)                                             June 25, 2001

LINENS ’N THINGS, INC.

(Exact Name of Registrant as Specified in Charter)

    Delaware                                                       1-12381                                                      22-3463939

   (State or Other Jurisdiction                        (Commission                                              (I.R.S. Employer
     of Incorporation)                                       File Number)                                            Identification No.)

6 Brighton Road, Clifton, New Jersey                                                           07015

(Address of Principal Executive Offices)                                                       (Zip Code)

Registrant's telephone number, including area code                                 (973) 778-1300

        Inapplicable

        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         Employment Agreement.

         Linens ’n Things, Inc. and Jeffrey Steinhorn entered into an Employment Agreement dated as of June 25, 2001. A copy of the Employment Agreement is attached hereto as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)        Exhibits.

         Exhibit 99.1                       Employment Agreement between Linens ’n Things, Inc. and
                                                    Jeffrey Steinhorn dated as of June 25, 2001.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         LINENS ’N THINGS, INC.

                                                                                 WILLIAM T. GILES
                                                                         By:____________________________________
                                                                                 William T. Giles
                                                                                 Senior Vice President, Chief Financial Officer

Dated:  August 9, 2001

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EXHIBIT INDEX

         Exhibit 99.1                       Employment Agreement between Linens ’n Things, Inc. and
                                                    Jeffrey Steinhorn dated as of June 25, 2001.